Exhibit 99.1

Outline of Slides for the
June 2007 Update

Slide 1 - June 2007 Update
  TXCO Resources Inc.

Slide 2 - Corporate Information
•	Headquarters: TXCO Resources Inc.; 777 E. Sonterra Blvd., Suite 350;
San Antonio, Texas 78258; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
•	Contacts: James E. Sigmon, Chairman, President & CEO, jsigmon@txco.com
Roberto R. Thomae, Vice President, Capital Markets, bthomae@txco.com
•	TXCO -- The Exploration Company -- NASDAQ Listed, a NASDAQ Global Select Company
•
Forward-Looking Statements:  Information presented herein that is not historical, including statements regarding TXCO's or management's  intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results  is included  in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2006 and Form 10-Q for the quarter ended March 31, 2007. These reports and TXCO’s previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - Growth Profile
•	U.S.-Focused E&P Growth Company
•	Daily Production, Pro Forma at 4/1/07 With Output Exploration LLC Acquisition
•	Oil: 2,425 bopd
•	Gas: 9.0 mmcfd
•	Diversified Exploration, Exploitation And Development Inventory
•	1,000s of well locations
•	81.4 bcfe 1P reserves
•	Established, Long-Term Growth Record

Slide 4 - TXCO's Profile: Focused Growth
Map of Texas and Oklahoma with five focus areas indicated as follows:
•	Maverick Basin Core Focus Area
•	Marfa Basin
•	Midcontinent
•	Fort Trinidad
•	South Texas,
and additionally noting:
•	1 million gross acres under lease (720,000 net acres)
•	75% interest effectively operated

Slide 5 - Our Long-Term Strategies
1.	Find More Oil and Gas Each Year Than We Produce
2.	Generate Superior ROI Through Successful Deployment of CAPEX
3.	Generate Strong Share-Value Growth For Our Long-Term Shareholders

Slide 6 - Achieving Strategy #1: Reserve Growth
Slide contains a bar chart indicating wells drilled, sales, reserves added, year-end reserves and production replacement by year for 2001 thought 2006.  Actual number are not shown on the slide except for 1) wells drilled -- as follows: 2001 -- 73; 2002 -- 41; 2003 -- 80; 2004 -- 69; 2005 -- 52; and 2006 -- 58; and 2) production replacement rates -- as follows: 2001 -- 339%; 2002 -- 347%; 2003 -- 200%; 2004 -- 295%; 2005 -- 161%; and 2006 -- 135%. Bars indicate 1) growth in sales from about 3 bcfe in 2001 to about 6 bcfe in 2006; 2) reserves added ranging from about 6 bcfe in 2005 to about 15 bcfe in 2002; and 3) growth in year-end reserves from under 13 bcfe in 2001 to about 41 bcfe in 2006.

Slide 7 - Achieving Strategy #2: Superior ROI on CAPEX
Slide contains a bar chart showing the growth in capital expenditures from under $13 million in 2001 to about $50 million in 2006 and an estimate of about $85 million for 2007.  The chart also includes line charts showing 1) cash margin per mcfe ranging between about $2 in 2002 and about $7 in 2006; and 2) DD&A per mcfe ranging from about $1 in 2001 to about $4 in 2006.

Slide 8 - Achieving Strategy #3: Strong Share Value Growth
Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones from July 2005 through early June 2007.  Beginning and ending prices labeled as $4.44 and $11.68, respectively.  Sections are labeled, as follows:
•	September / October 2005 -- EnCana Sale
•	January / February 2006 -- A.G. Edwards Coverage
•	March / April 2006 -- A.G. Edwards, BMO, C.K. Cooper Upgrades
•	February 2007 -- Output Acquisition
•	March 2007 -- 2006 Earnings
TXCO -- The Exploration Company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 9 - Output Exploration LLC
•	Perspective
•	Acquisition Overview
•	Pro Forma Metrics

Slide 10 - Proved Reserves Continue to Grow
Slide shows a bar chart indicating Proved Reserves in bcfe by year for oil and gas for 2001 through 2006 and Pro Forma*, as follows:  Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, 2006 - 33.5, and pro forma - 48.7;  Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, 2006 - 7.9, and pro forma - 32.7, up 97%.
* Pro forma based on YE 2006 proved reserve estimates for TXCO and Output
•	Output Acquisition Doubles Proved Reserves
•	TXCO YE06 reserves
•	41.4 bcfe proved
•	48% proved developed
•	Output YE06 reserves
•	40.0 bcfe proved
•	78% proved developed

Slide 11 - Oil & Gas Production Continues to Grow
Slide contains a bar chart indicating oil and gas sales in bcfe, and the percentage of oil sales to the total, by year for 2001 through 2006 and Pro Forma*, as follows:  Oil -- 2001 - 0.3, 2002 - 1.9, 2003 - 2.7, 2004 - 1.9, 2005 - 2.4, 2006 - 4.7, and pro forma - 6.3;  Gas -- 2001 - 2.7, 2002 - 2.5, 2003 - 2.1, 2004 - 3, 2005 - 2.2, 2006 - 1.1, and pro forma - 2.9, up 59%.
*  Pro forma based on 2006 oil and gas production for TXCO and Output

Slide 12 - The Output Acquisition
TXCO Gains:
•	Output's Significant Gulf Coast and Midcontinent Assets
•	New core areas established
•	6.6 mmcfed Current Oil and Gas Sales
•	59% gas
•	40 bcfe Proved Reserves, 78% Proved Developed
•	62% Gas
•	Cost per mcfe:
Proved	$2.51
Proved Fully Developed	$2.97

Slide 13 - TXCO / Output: Key Metrics
Pro Forma Acquisition Statistics 12 Months ended Dec. 31, 2006
			Pro Forma
	TXCO	Output*	TXCO	% Change

Estimated current net production / mmcfed	13.4	9.1	22.5	+67.9%
Oil Sales / bopd	1,837	654	2,491	+35.6%
Gas sales / mmcfd	2.4	5.2	7.6	+216.7%
Net acres	700,052	31,000	731,052	+4.4%
Undeveloped acres	671,596	7,440	679,036	+1.1%
Effectively operated / %	87%	63%	75%
Proved reserves (bcfe)	41.4	40	81.4	+96.6%
Proved developed reserves (bcfe)	19.9	31.2	51.1	+156.8%
Proved reserves mcfe / share	1.21	-	2.40	+98.3%
Reserve life / years	7.0	13.0	10.0	+42.9%
* Output financial information per Form 8-K filed June 15, 2007, available at TXCO Web site.  Reserve information based on internal reservoir engineering estimates.

Slide 14 - TXCO / Output: Unaudited Pro Forma Consolidated Operating Statement for 1Q07
					Pro Forma
			Pro Forma		Statement
(In Thousands, Except per Share Amounts)	TXCO	Output*	Adjustments		of Operations
Revenues
Oil and gas sales	$8,725	$6,561	$(1,772)	(6)	$14,594
			1,080	(10)
Gas gathering operations	2,494				2,494
Other operating income	1	92			93
Total Revenues	11,220	6,653	(692)		17,181
Costs and Expenses
Lease operations	2,660	1,625	(119)	(6)	4,166
Production taxes	494	363			857
Exploration expenses, including dry holes	375				375
Impairments and abandonments	686				686
Gas gathering operations	2,881				2,881
Depreciation, depletion and amortization	4,916	3,096	(1,004)	(6)	8,474
			1,466	(7)
General and administrative	1,804	1,488	(737)	(8)	2,555
Total Costs and Expenses	13,816	6,572	(394)		19,994
Income (Loss) from Operations	(2,596)	81	(298)		(2,813)
Other Income (Expense)
Derivative mark-to-market loss	-				-
Derivative settlements loss	-				-
Interest expense	(277)	(1,409)	(1,083)	(9)	(2,769)
Interest income	26	39			65
Loan fee amortization	(10)	-			(10)
Total Other Income (Expense)	(261)	(1,370)	(1,083)		(2,714)
(Loss) before income taxes	(2,857)	(1,289)	(1,381)		(5,527)
Income tax (benefit) expense	(965)		(908)	(11)	(1,873)
Net (Loss)	$(1,892)	$(1,289)	$(473)		$(3,654)
(Loss) Per Share
Basic (loss) per share	$(0.06)				$(0.11)
Diluted (loss) per share	$(0.06)				$(0.11)
Shares outstanding
Basic	32,985		339	(12)	33,324
Diluted	32,985		339	(12)	33,324
EBITDA	$4,375				$7,716
EBITDAX	$4,750				$8,091
EBITDA per share	$0.13				$0.23
EBITDAX per share	$0.14				$0.24

Liquidity metrics up -- EBITDA - 76%; EBITDAX - 70%
*Financial information per Form 8-K filed June 15, 2007, available at TXCO Web site.  See appendix for footnotes.

Slide 15 - TXCO / Output: Unaudited Pro Forma Consolidated Operating Statement for 2006
					Pro Forma
			Pro Forma		Statement
(In Thousands, Except per Share Amounts)	TXCO	Output*	Adjustments		of Operations
Revenues
Oil and gas sales	$56,520	$30,302	$(7,337)	(13)	$85,963
			6,478	(17)
Gas gathering operations	15,853				15,853
Other operating income	45	55			100
Total Revenues	72,418	30,357	(859)		101,916
Costs and Expenses
Lease operations	7,248	7,537	(770)	(13)	14,015
Production taxes	2,551	1,706			4,257
Exploration expenses, including dry holes	2,968				2,968
Impairments and abandonments	1,722				1,722
Gas gathering operations	16,255				16,255
Depreciation, depletion and amortization	23,840	11,163	(4,034)	(13)	33,662
			2,693	(14)
General and administrative	7,298	5,170	(1,846)	(15)	10,622
Total Costs and Expenses	61,882	25,576	(3,957)		83,501
Income (Loss) from Operations	10,536	4,781	3,098		18,415
Other Income (Expense)
Derivative mark-to-market loss	1,995				1,995
Derivative settlements loss	(2,686)				(2,686)
Interest expense	(269)	(5,577)	(5,229)	(16)	(11,075)
Interest income	550	121			671
Loan fee amortization	(216)				(216)
Loss on sale of assets	(8)				(8)
Total Other Income (Expense)	(634)	(5,456)	(5,229)		(11,319)
(Loss) before income taxes	9,902	(675)	(2,,131)		7,096
Income tax (benefit) expense	2,661	1,257	(2,015)	(18)	1,903
Net Income (loss)	$7,241	$(1,932)	$(116)		$5,193
Earnings (loss) per share
Basic Earnings (loss) per share	$0.23				$0.16
Diluted Earnings (loss) per share	$0.24				$0.15
Shares outstanding
Basic	31,916		339	(19)	32,255
Diluted	33,247		339	(19)	33,586
EBITDA	$37,305				$55,006
EBITDAX	$40,273				$57,974
EBITDA per share	$1.17				$1.71
EBITDAX per share	$1.26				$1.80

Liquidity metrics up -- EBITDA - 47%; EBITDAX - 44%
*Financial information per Form 8-K filed June 15, 2007, available at TXCO Web site.  See appendix for footnotes.

Slide 16 - Reasons for the Acquisition
•	Offers the Right Asset Base -- A Geologic Bolt-On that Meets Long-Term Strategies
•	Immediate Accretive Production And Cash Flow
•	Quick Aggregation of Assets: Helps with Drilling Programs and Cost Structures
•	Prudent Use of Debt and Equity -- Fits Our Already Strong Balance Sheet

Slide 17 - This Years' Revised CAPEX Budget: $85-90 Million
Slide contains a pie chart with wedges labeled as follows:
•	Glen Rose 55 wells, including:
•	36 Maverick Basin Porosity wells
•	7 East Texas Fort Trinidad wells
•	$49.6 million -- 56%
•	South Texas -- $4.9 million -- 6%
•	Midcontinent -- $4.5 million
•	Pearsall -- 3 wells -- $4.8 million
•	Georgetown -- 5 Wells -- $4.9 million
•	Leasehold and Infrastructure -- $6.5 million
•	Other -- $2 million
•	Pena Creek -- 11 Wells -- $3.1 million
•	Marfa -- Frac -- $1 million
•	San Miguel Oil Sands Leasehold, 21 Wells -- $7.6 million -- 9%

Slide 18 - Core Areas Provide Geologic Synergy
Drawing showing the relative positions of the following geologic formations:  (1) in the Maverick Basin: Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic;  (2) in the Fort Trinidad Basin: Navarro, Pecan Gap, Taylor, Anacacho, Austin Chalk, Eagle Ford / Woodbine, Buda, Del Rio, Georgetown, Edwards, Glen Rose, James, Pine Island, Pettet, Hosston, and Bossier. It also indicates those formations with gas production (shown in italics above) and with oil production (shown in bold above).

Slide 19 - TXCO Current Projects
•	Maverick Basin
•	Glen Rose Porosity oil play
•	Oil sands resource play
•	Pearsall shale gas resource play
•	East Texas
•	Glen Rose Shoals / Fort Trinidad Field
•	Marfa Basin
•	Barnett / Woodford shale resource play

Slide 20 - The Maverick Basin Remains TXCO's Core Operating Area
Map of TXCO's Maverick Basin acreage block that indicates by shading or outline the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; TXCO's Glen Rose and San Miguel waterflood (where EnCana has all other zones); TXCO has all shallow rights through the Glen Rose (EnCana has deeper zones); and acreage covered by 3-D seismic data. The map also indicates the relative position of the Eagle Pass, and Piedras Negras, Mexico communities.
•	Maverick Basin Acreage Block
•	704,300 gross acres
•	598,600 net acres
•	603,000 acres 3-D seismic coverage

Slide 21 - Maverick Basin's Core Focus: Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2007, wells currently drilling, and focus areas indicated.
•	80% success rate
•	82 TXCO wells drilled since 2002 discovery
•	31 wells spudded in 2006
•	36-well target in 2007
•	6 rigs currently drilling
•	300+ potential drilling locations in inventory
•	300,000+ gross acres

Slide 22 - 3-D Seismic Reveals Porosity's Linear Features
Close up of seismic data for a portion of the lease with Porosity 'traps,' a horizontal wellbore and a 3-mile span indicated.
•	Enhanced seismic imaging improves horizontal well placement

Slide 23 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table.  Also each line is marked with a star indicating the payout point.
•	GR Porosity Type Well EUR: 131,000 bbls
•	Payout based on 41 MBbls @ $50 / bbl
•	Drilling costs -- horizontal, $1.3 - $1.5 million

Type	No. Wells	Cum Prod.	EUR*
Best Well		305 MB	449 MB
Horz>1,000' in Zone	6	180 MB	227 MB
Horz < 1000' in Zone	20	82 MB	112 MB
Vertical	15	91 MB	95 MB
Horz < 200' in Zone	15	44 MB	57 MB
Horz -- Not in Zone	6	30 MB	30 MB

Total Commercial Wells	62
* Estimates prepared by independent reservoir engineers

Slide 24 - Glen Rose Porosity Oil Sales Continue to Rise
Bar chart showing oil sales in bopd by year for 2002 through 2006, with an estimate for second-quarter 2007 indicated. A 487% increase is indicated from 2004 to second-quarter 2007. Actual numbers are not indicated but range from under 500 bopd in 2004 to over 2,000 bopd in second-quarter 2007.
•	The Glen Rose Porosity has produced more than 3.6 million barrels of oil since its 2002 discovery.
•	Estimated April-May Production ~2,100 bopd

Slide 25 - Maverick Basin's Oil Sands Resource Play
Map of portion of our Maverick Basin leasehold indicating tar sands deposit by outline (170,000 acres), the 50' contour line (123,000 acres), the AMI by outline (68,000 acres), the TXCO / Pearl joint acreage (36,000 acres) by shading, TXCO's acreage prospective for oil sands (41,000 acres, 100%), and outlining the area of heavy oil deposit (6,000 acres) .
•	Tar Sand
•	0 degree API gravity
•	7-10 billion Bbls* estimated in place*
•	TXCO operator (50% WI), JV with Pearl E&P
•	TXCO carried on first two wells, steam facilities
•	Analogous to Athabasca's Cold Lake Field
•	Heavy Oil
•	10 - 14 degree API gravity
•	100 million bbls estimated in place*
•	TXCO 100% WI
*  Revised internal estimates based on advanced geologic review

Slide 26 - Maverick Basin Tar Sand Pilot
Slide contains a picture of a portable steam generator.
•	Ongoing cyclic steam stimulation pilot under way on first 2 wells
•	Both wells in second production phase
•	Initial oil shipped for pricing and lab analysis
•	21 new pilot wells scheduled in 2007
•	SAGD alternative under evaluation

Slide 27 - Pearsall Shale Gas Resource Play
Map of TXCO's Maverick Basin lease area that indicates by shading the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; EnCana acreage; and TXCO has shallow zones to Glen Rose (where EnCana has deeper zones). The area of recent Anadarko and Cornerstone acreage acquisitions and drilling focus are also shown. Also indicates by dots: permitted wells and active wells.
•	Historical production averaged 400 mmcfe from 50+ vertical wells completed prior to 3-D seismic, underbalanced drilling, fracturing or horizontal drilling
•	First EnCana / TXCO Horizontal Well Now Drilling
•	Underbalanced / horizontal drilling and fracturing
•	3-D seismic defined
•	4Q06 -- First EnCana / TXCO vertical well tested gas
•	Cornerstone (Ex-EnCana Management) acreage acquisition / drilling focus, first well in completion
•	Anadarko acreage, first horizontal well now drilling

Slide 28 - Pearsall Shale Gas Resource Play
•	Unconventional Tight Gas
•	Blanket presence -- overpressured formation
•	Thermally mature -- in gas window
•	100 / 300 bcf / Section, Estimated Gas in Place, Per EnCana, Cornerstone and Anadarko Estimates
•	500+ Potential Locations
•	2007 -- 3 Wells Planned, $4.8 Million (50% WI)
•	Anadarko Holds 330,000+ Acres Targeting the Pearsall, Eagle Ford Shales
•	9 wells permitted, 4 vertical wells drilled / in completion, 1 horizontal well under way, drilling ongoing
•	Cornerstone (Ex-EnCana Management) Holds 190,000+ Acres Targeting Cretaceous and Jurassic Formations
•	Frac scheduled on first vertical Pearsall well

Slide 29 - Pearsall Type Log From Existing Production
Slide contains logs for the Los Cuatros Field (early 1970s).
•	20+ Bcfe production
•	Vertical wells
•	Prior to advanced completion and stimulation technology
•	Mud log confirms strong gas shows throughout Pearsall interval source rock
•	Known geochemistry:
•	High gas-in-place potential
•	Organically rich
•	Thermally mature in gas window

Slide 30 - Fort Trinidad Area Geologically Similar to Maverick Basin
Map of TXCO's Ft. Trinidad lease area that also indicates the acreage covered by 3-D seismic data.
•	TXCO Acreage Block
•	18,200 gross acres
•	8,300 net acres
•	19,200 acres 3-D seismic coverage
•	Target prospects:
•	Upper Glen Rose
•	Woodbine / Dexter
•	Buda / Austin Chalk
•	Deep Bossier

Slide 31 - Horizontal Drilling Offers New Potential in Fort Trinidad Field
Map of TXCO's Ft. Trinidad lease area that also indicates productive vertical wells, logged gas shows and prospective horizontal wells.
•	Five stacked Glen Rose shoals seismically defined: A -- E
•	Primary gas production from vertical C shoal
•	Potential gas production from A, B, D and E shoals
•	Seven horizontal wells budgeted for 2007

Slide 32 - Deep Bossier Action Surrounding Fort Trinidad
Map of TXCO's Ft. Trinidad lease area that also indicates Bossier wells permitted or drilling to the northeast (by Devon and EnCana) and west (by Chesapeake).
•	The Deep Bossier is one of the most active gas resource plays in the United States

Slide 33 - Marfa Basin Lease Block
Inset map of Texas portion of the Ouachita Thrusts; the Marathon and Llano uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth and Arkoma basins, and locations where Barnett and Woodford Shales have been developed.  Enlargement map indicating a 25-mile span and showing the TXCO, Quicksilver and Carrizo acreage (based on public filings) and the relative position of the Marfa and Alpine communities.
•	Block acquired 4Q05
•	50% WI in 141,000 acres
•	4Q06 re-entry confirmed gas present
•	2007 plan -- frac re-entry

Slide 34 - Pipeline Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's pipeline system, area pipelines, compressor stations and delivery points, as well as indicating the relative location of Eagle Pass and Carrizo Springs in Texas and Piedras Negras in Mexico.
•	Strong infrastructure, 100% WI
•	Operational synergies
•	91-mile system provides:
•	Higher netback
•	U.S. / Mexico markets
•	Ongoing cost savings
•	Multiple delivery points
•	35 mmcfd current capacity
•	33% capacity utilization
•	100 mmcfd capacity potential
•	Enhanced basin-wide production monitoring

Slide 35 - 2007 Operational Summary
•	Aggregate New Output Exploration Assets
•	Target More Than 100 Wells in 2007, Double the 2006 Drilling Program
•	CAPEX of $85MM to $90MM to Be Funded from Existing Bank Lines and Cash Flow from Operations
•	Continue to Increase Utilization of Pipeline Through Production Increases

Slide 36 - Our Strategies Make Sense
•	In 2006, We Set Records in Revenues, Cash Flow, Reserves and Production!
•	In 2007, We Accelerated Our Core Drilling Programs and Added Output Exploration!
•	Our Long-Term Goal Continues to Be Increased Returns for Our Shareholders!

Slide 37 - TXCO Resources
Slide shows the new TXCO Resources logo
Visit us on the Web at www.txco.com

Slide 38 - Appendix

Slide 39 - Glossary
•	Acreage Position -- Gross / net mineral acres held under lease or option
•	AMI -- Area of mutual interest
•	bbl -- Barrel of oil, equal to 42 U.S. gallons
•	BO -- Barrels of oil per day
•	CAGR -- Compound annual growth rate
•	Cash Flows -- Net cash provided by operating activities
•	Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
•
Drillbit Finding / Development Costs -- Per mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.

•	EBITDA / EBITDAX -- See provided reconciliation of non-GAAP financial measures.
•	EOR -- Enhanced oil recovery, technology used to enhance or prolong oil field production.
•	EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
•	Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
•	Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
•	MB - Thousand barrels of oil
•	mcf -- Thousand cubic feet of gas
•	mmcfd -- Million cubic feet of gas per day
•	mcfe / mmcfe / bcfe / tcfe -- Thousand cubic feet equivalent / million cubic feet equivalent / billion cubic feet equivalent / trillion cubic feet equivalent
•	Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
•	ROI -- Return on investment
•	SAGD -- Steam-assisted gravity drainage. A heavy oil recovery technique.
•	TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
•	WI -- Working interest
•	1P / 2P / 3P -- Proved, probable and possible reserves

Slide 40 - TXCO / Output: Footnotes to Unaudited Pro Forma Consolidated Operating Statements
Notes to Unaudited Pro Forma Consolidated Statements of Operations:
(6)  Represents revenue and expenses directly related to Output's California operations that were not acquired by TXCO.
(7)  Reflects $36.9 million step-up in oil and gas properties depleted at Output's historical rate for 1st Quarter 2007.
(8)  Represents salary and payroll related expenses of non-continuing employees of Output and certain professional fees not expected to occur in the combined organization.  As a result of the acquisition, the positions of the non-continuing employees of Output were eliminated and the non-continuing employees are not employed by TXCO Resources.
(9)  Represents additional interest expense due to new debt structure as a result of the acquisition of Output.
(10)  elimination of hedging transactions as a result of the termination of the hedges in connection with the acquisition.
(11)  Reflects an adjustment to record income tax expense on Output's pretax income and for the effects of the pro forma adjustments using TXCO's effective tax rate of 34%.  Calculated as follows:
Output's 3/31/2007 loss before taxes	$(1,289)
Net effect of pro forma adjustments on income before taxes	(1,381)
Pro forma loss before taxes	(2,670)
TXCO's effective tax rate	34%
Output's provision for decreased income taxes at TXCO's effective rate	(908)
Less Output's 3/31/2007 income tax expense	-
Pro forma adjustment to decrease provision for income taxes	$(908)
(12)  Reflects additional shares issued as partial compensation for the acquisition of Output.
(13)  Represents revenue and expenses directly related to Output's California operations that were not acquired by TXCO.
(14)  Reflects $36.9 million step-up in oil and gas properties depleted at Output's historical rate for CY 2006.
(15)  Represents salary and payroll related expenses of non-continuing employees of Output and certain professional fees not expected to occur in the combined organization.  As a result of the acquisition, the positions of the non-continuing employees of Output were eliminated and the non-continuing employees are not employed by TXCO Resources.
(16)  Represents additional interest expense due to new debt structure as a result of the acquisition of Output.
(17)  Reflects elimination of hedging transactions as a result of the termination of the hedges in connection with the acquisition.
(18)  Reflects an adjustment to record income tax expense on Output's pretax income and for the effects of the pro forma adjustments using TXCO's effective tax rate of 27%.  Calculated as follows:
Output's 12/31/2006 loss before taxes	$(675)
Net effect of pro forma adjustments on income before taxes	(2,131)
Pro forma loss before taxes	(2,806)
TXCO's effective tax rate	27%
Output's provision for decreased income taxes at TXCO's effective rate	(758)
Less Output's 3/31/2007 income tax expense	(1,257)
Pro forma adjustment to decrease provision for income taxes	$(2,015)
(19)  Reflects additional shares issued as partial compensation for the acquisition of Output.

Slide 41 - TXCO's Other Plays In the Maverick Basin
Drawing of geological formations with relative location of following plays indicated.
San Miguel Pena Creek Waterflood
•	2006 Sales = 181 BOPD
•	15 wells drilled / re-entered
•	120+ potential infill locations
•	2007 plan
•	$3.1 million CAPEX
•	11 wells (100% WI)
Georgetown Formation
•	Gas and oil play
•	2006 Sales = 60 boepd
•	4 wells drilled / re-entered
•	300+ potential locations
•	2007 plan
•	$4.9 million CAPEX
•	5 wells (63 - 100% WI)

Slide 42 - San Miguel Tar Sand Cyclic Steam Stimulation
Slide contains drawings illustrating phases of a cyclic steam stimulation project.
•	Steam Injection -- condensed steam enters from steam generator and is injected into the formation through the well bore, heating the zone of thick oil.
•	Soak -- area is heated by convection from hot water.
•	Oil Production -- Condensed steam and thinned oil is produced through the same well bore.
*           Source: National Energy Technology Laboratory.  See addendum for expanded explanation.

Slide 43 - Cyclic Steam Stimulation
San Miguel Oil Sands Cyclic Steam Stimulation ("Huff-and-Puff") (A well-stimulation method)

This method is sometimes applied to heavy-oil reservoirs to boost recovery during the primary production phase.  During this time it assists natural reservoir energy by thinning the oil so it will more easily move through the formation to the injection / production wells.  It can also be used, however, as a single-well procedure.

To utilize this EOR method, a predetermined amount of steam is injected into wells that have been drilled or converted for injection purposes.  These wells are then shut in to allow the steam to heat or "soak" the producing formation around the well.  After a sufficient time has elapsed to allow adequate heating, the injection wells are back in production until the heat is dissipated with the produced fluids.  This cycle of soak-and-produce, or "huff-and-puff," may be repeated until the response becomes marginal because of declining natural reservoir pressure and increased water production.

At this time a continuous steamflood is usually initiated to continue the heating and thinning of the oil and to replace declining reservoir pressure so that production may continue.  When the steamflooding is started, some of the original injection wells will be converted for use as production wells, along with the others drilled or designated for that purpose.

Source:  National Energy Technology Laboratory.

Slide 44 - PRO FORMA WITH OUTPUT ACQUISITION EBITDA and EBITDAX RECONCILIATION TO NET INCOME AND NET CASH PROVIDED FOR THE PERIODS INDICATED

This reconciliation combines TXCO Resources Inc.'s results with those of Output Exploration LLC, excluding the California assets that were not a part of the acquisition, for the periods indicated.

($ Thousands)	Three Months Ended March 31, 2007	Year Ended December 31, 2006

Net Income (Loss)	$(3,654)	$5,193

Plus:
Loss on sale of assets	-	8
Income tax (benefit) expense	(1,873)	1,903
Impairment & abandonments	686	1,722
Derivative loss	1,143	691
Interest, net	2,704	10,404
Non cash stock compensation	226	1,207
DD&A	8,484	33,878

Ebitda	7,716	55,006

Plus: Exploration costs	375	2,968

Ebitdax	$8,091	$57,974

EBITDA is earnings before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and non-cash compensation and derivative costs. EBITDAX equals EBITDA plus exploration expense. We believe EBITDA and EBITDAX provide a more complete analysis of TXCO’s operating performance and debt servicing ability relative to other companies, and of our ability to fund capital expenditure and working capital requirements. We have not reconciled EBITDA or EBITDAX to pro forma cash flows, as Output cash flow data excluding their California operations was not available for the referenced periods without undue effort and expense.

These measures are widely used by investors and rating agencies. EBITDA, with certain negotiated adjustments, is referenced in TXCO’s financial covenants and required in reporting under our credit facility. EBITDA and EBITDAX are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.